Exhibit 99.6

FOURTH QUARTER 2002 FIXED INCOME PRESENTATION JANUARY 21, 2003

Earnings Per Share -- Operating Income* $ 0.08 $ 0.56 $ 0.47 $ 0.91 -- Net Income (GAAP) (0.07) 2.74 (0.55) 2.47 Income (Mils.) -- Operating Income* $ 150 $1,010 $ 872 $1,654 -- Net Income (GAAP) (130) 4,938 (980) 4,473 Effective Tax Rate* 32.7% (0.2) Pts. 32.7% (0.2) Pts. Worldwide Vehicle Unit Sales (000) 1,791 (22) 6,980 (28) Worldwide Revenue (Bils.) $ 41.6 $ 0.9 $162.6 $ 1.8 Combined Car & Truck Market Shares United States 21.2% (1.6) Pts. 21.1% (1.7) Pts. Europe 10.6 0.6 10.9 0.3 Brazil 11.7 3.6 10.3 2.1 U.S. Marketing Costs As A Percent Of Revenue** 16.2% 0.5 Pts. 15.8% (1.1) Pts. Automotive Return On Sales North America (0.1)% 3.8 Pts. (0.2)% 2.1 Pts. Worldwide (0.3) 2.1 (0.1) 1.3 Automotive Cash -- Incl. VEBA (Bils.)**** Gross $25.3 $(0.4)*** $25.3 $7.6 Net 11.1 (0.8)*** 11.1 7.2 * Excludes unusual items shown on Slide 6 and includes the results of discontinued operations ** Ford, Lincoln, and Mercury *** Compared with September 30, 2002 **** Consistent with cash definitions used in MD&A of the 2002 Third Quarter 10-Q FOURTH QUARTER AND FULL YEAR 2002 RESULTS Results B/(W) 2001 Fourth Quarter Results Full Year B/(W) 2001

2002 UNUSUAL ITEMS Operating Income $ 150 $ 0.08 $ 872 $ 0.47 Exclude Unusual Items FAS 142 Impairment $ - $(1,002) Restructuring Ford of Europe (117) (117) P.A.G. (106) (106) Major Dispositions (Prim. Kwik-Fit) - (525) Europe End-of-Life Vehicle - (46) FAS 133 (Derivatives) (57) (198) Tax Refund Interest - 142 Total Unusual Items $(280) $(0.15) $(1,852) $(1.02) Net Income (GAAP) $(130) $(0.07) $ (980) $(0.55) Memo: Automotive $(443) $(1,956) Financial Services 313 976 Total $(130) $(980) Amount (Mils.) Per Share Per Share Amount (Mils.) Fourth Quarter Full Year

2003 EXTERNAL MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units -- Europe 17.0 million units Net Pricing* -- U.S. Zero -- Europe 1% Physicals Quality Improve in all regions Market Share Improve in all regions Automotive Cost Performance* Improve by at least $500 million Capital Spending $8 billion Financial Results Automotive Income Before Taxes Breakeven Operating Cash Flow** Breakeven Ford Credit Improve cash contribution to Parent; maintain managed leverage in low end of 13-14 to 1 range*** 2003 Milestone * At constant volume and mix ** Consistent with operating cash flow calculations used in MD&A of the Third Quarter 2002 10-Q (before tax refunds) *** Consistent with the MD&A definition used in Ford Credit's 2001 10-K

FORD CREDIT RESULTS & METRICS* Key Metrics Receivables (Bils.) Owned $147 $138 $129 Securitized 59 66 71 Managed $206 $204 $200 Managed Credit Loss Ratio U.S. Retail & Lease 1.76% 1.51% 1.87 % Worldwide Total 1.46 1.37 1.54 Allow. for Owned Credit Losses Worldwide Amount (Bils.) $2.8 $3.2 $3.2 - Pct. of EOP Receivables 1.86% 2.29% 2.47 % Managed Leverage (To 1)** 14.8 13.0 12.9 4th Qtr. 3rd Qtr. 4th Qtr. 2002 2001 * Operating income and key metrics exclude unusual items detailed on Slide 2 and include the results of discontinued operations (Axus - all-makes fleet leasing business in Europe, Australia and New Zealand) ** Consistent with the MD&A definition used in Ford Credit's 2001 10-K Operating Income (Mils.) $382 $6 ROE 0.2% 11.3% 10.7% 4th Qtr. 2002 4th Qtr. 2001 3rd Qtr. 2002 $408

FORD CREDIT -- EXECUTED REVISED STRATEGY

Growth Curtailment Actions	Targeted N. America Reductions	Achieved / Completed Reductions
North America		
• Reduce Non-Ford Contract Volume	40%	53%
• Reduce Used Retail Contract Volume	35	33
• Reduce Leasing Contract Volume	10	25
• Integrate Fairlane Credit		✓
Rest of World		
• Reduce European Used & Non-Ford Volume by 20%		✓
• Sell Axus Leasing		✓
• Pursue Alternative Business Models in Selected Markets		✓
Dividends		
• Resume, While Reducing Leverage		✓

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Ford Credit U.S. Managed LTR 0.0115 0.0101 0.0127 0.0176 0.0142 0.0123 0.0151 0.0187 Worldwide Managed LTR 0.0102 0.0106 0.0122 0.0146 0.0136 0.0124 0.0137 0.0154 Managed Reserves as Pct. Of EOP Receivables 0.0114 0.0111 0.0125 0.0161 0.0177 0.0177 0.019 0.0195 CREDIT LOSS METRICS Ford Credit U.S. Managed LTR Worldwide Managed LTR Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 NON-BANKRUPT 0.0033 0.0031 0.0048 0.0048 0.0043 0.0029 0.0038 0.0035 BANKRUPT 0.0023 0.0024 0.0025 0.0026 0.0027 0.0028 0.0032 0.0035 0.70% U.S. Delinquencies (Retail & Lease) - 60+ Days 0.74% 0.73% 0.55% Non-Bankrupt Bankrupt Total 0.57% 0.56% 0.70% 0.70% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2001 2002 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2001 2002

Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 RR 24-Month 0.75 0.75 0.75 0.76 0.78 RR 36-Month 0.52 0.58 0.59 0.59 0.67 RESIDUAL VALUE RISK METRICS Lease Terminations Up Unfavorable Up Unfavorable Contractual Lease-end Value Down Equal Down Equal Auction Value Down Equal Down Equal Return Rates Up Equal Up Equal Drivers Of Residual Value Risk Result Vs. Expectation Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 AV 24-Month 14255 15380 14720 14360 13570 AV 36-Month 12340 13180 12520 12090 11440 U.S. Auction Values (At Q4 2002 Mix) Vs. Expectation Result 4th Quarter Full Year U.S. Lease Return Rates 24-Month 36-Month 24-Month 36-Month Q4 2001 Q1 Q2 Q3 Q4 Q4 2001 Q1 Q2 Q3 Q4 2002 2002

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook Short- Term Fitch BBB+ Negative F-2 Moody's Ford Motor Company Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB Negative A-2

FORD CREDIT FUNDING STRUCTURE 2000 2001 2002 2003 Equity 12 13 14 14 Term Debt/Other 110 133 125 117.5 Securitization 23 30 41 32 ABS CP 1.4 16 17 22 Commercial Paper 42 14 3 5 Unsecured Term Debt / Other Equity Securitization & Bank Conduits Unsecured Net Commercial Paper Asset-Backed Commercial Paper 2000 2001 2002 $189 $206 $200 $190-195 $42 $14 $20-25 $5-7 $24 $30 $16 $30-35 $110 $133 $125 $115-120 $12 $13 $14 $14 2000 2001 2002 2003 Forecast $17 $41 Managed Receivables (Billions) Managed Receivables (Percent) Unsecured Net Commercial Paper 22% 7% 2% 3 - 4 % Secured and Unsecured Commercial Paper 23 14 10 13 - 16 Securitized Receivables 13 22 29 27 - 31

Term Debt GlobLSTM $19 $ 2 $0 Non-Dollar Denominated 17 9 2 Retail / MTN / Other 4 3 0 Total Term Debt $40 $14 $2 $ 5 - 8 $ 7 - 10 Term Public Securitization* 20 17 3 9 - 12 12 - 15 Total Term Funding $60 $31 $5 $14 - 20 $19 - 25 Memo: Prior Plan (4Q02) $22 - 32 FORD CREDIT TERM FUNDING PLAN 2001 Actual (Bils.) YTD (Bils.) Transaction Type 2002 Actual (Bils.) * Reflects new bonds issued; excludes asset sales to commercial paper conduits and whole loan sales ** $3 billion ABS transaction to settle January 22, 2003 Full Year (Bils.) Remaining (Bils.) 2003 **

2002 Motown Notes Extendable ABCP Continuously Offered Bonds for Retail Accounts Expanded International Securitization Triad Securitization (Sub-Prime) 2003 Canadian Retail Bond Program Potential to expand retail funding to other international markets Whole Loan Sale New Funding Sources Ford Credit sells loans without recourse or retained interest to another financial institution In 2002, Ford Credit sold $3 billion in whole loans to Bear Stearns. These loans were repackaged with other automotive finance assets and sold publicly, reaching a significant number of new investors Ford Credit also sold $2 billion in whole loans to a private buy-and-hold investor who purchased them for its own account. The same investor has committed to purchase another $2 billion in Q1 We continue to pursue other whole loan sales We will report receivables in three ways: 1. Owned (consistent with financial statements) 2. Managed (owned plus traditional ABS) 3. Serviced (managed plus outstanding whole loan sales) NEW FUNDING SOURCES AND WHOLE LOAN SALE

FORD CREDIT LIQUIDITY Net Unsecured CP $ 3.4 $ 1.6 - 3.6 * $12.6 Motown Notes 5.0 - 0.3 FCAR 12.0 1.3 13.3 Ford Credit Affiliates 0.9 0.2 1.1 Auto Available to Ford Credit - - 7.2 Subtotal $21.1 $ 3.1 - 5.1 $34.5 Multi-Seller Conduits 5.2 7.3 12.5 Total Ford Credit $26.3 $10.4 - 12.4 $47.0 * Reflects target CP (net of overborrowing) of $5-7 billion ST Funding Utilized (Bils.) Remaining ST Funding Capacity (Bils.) Total Committed Facilities & Conduits (Bils.) December 31, 2002

FORD CREDIT LEVERAGE 2000 2001 Mar. June Sept. Dec. Managed 13.9 14.8 13.7 13.4 13 12.9 Manag 13.9 14.8 13.7 13.4 13 12.9 Owned 11.9 11.2 9.5 9.5 9 9 Owned 11.9 11.2 9.5 9.5 9 9 * Managed** After a Fourth Quarter dividend of $700 million, Ford Credit's managed leverage at year-end was 12.9 to 1 For the year 2002, Ford Credit dividends, net of the $700 million capital contribution made by Ford in January 2002, were $450 million During 2003, we plan to operate at the lower end of the target leverage range (13:1 to 14:1) Debt-to-Equity Ratio Financial Statement 2000 2001 March June Sept. Dec. 2002 * 14.1 including $700 million capital contribution in January, 2002 ** Consistent with the MD&A calculation in Ford Credit's 2001 10K

PENSION UPDATE Year-end 2002 status Underfunded by $7.3 billion in the US; $15.6 billion worldwide Full year 2002 U.S. pension fund return was negative 9.7% Incremental reduction in equity of $5.4 billion Contributed $500 million of cash to the U.S. fund on January 6; plan to accelerate contribution of $500 million planned for 2004 to First Half 2003, subject to verification of tax deductibility Reduced U.S. discount rate from 7.25% to 6.75% at year-end 2001 Reduced long-term pension fund return assumption to 8.75% for U.S., Canada, and Britain, effective January 1, 2003 2003 U.S. pre-tax pension expense projected to be $270 million, $460 million higher than in 2002 Project no obligation to fund U.S. plans until 2007; no PBGC penalty premiums projected until 2005

SUMMARY Ford Operating earnings exceeded consensus in the Fourth Quarter Cost reductions continue to accelerate Ford Credit The credit loss and residual environment are difficult, but we have established adequate reserves Earnings continue to improve, leverage is down, and the dividend has been restored Funding requirements are down, sources are diversified, and $5 billion of this year's need has already been met

Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including a significant decline in automotive industry sales, lower-than-anticipated market acceptance of new or existing Ford products, increased regulations, work stoppages at key Ford or supplier facilities, the discovery of defects in Ford vehicles, a credit rating downgrade, higher-than-expected credit losses, collection and servicing problems, lower-than- anticipated residual values for leased vehicles, currency or interest rate fluctuations, and a major capital market disruption. RISK FACTORS

APPENDIX

FOURTH QUARTER AUTOMOTIVE CASH Gross Cash (Incl. VEBA) December 31 $25.3 $25.3 September 30 / January 1 25.7 17.7 Change in Gross Cash $ (0.4) $ 7.6 Operating Related Cash Flows Automotive Net Income (GAAP) $ (0.4) $ (2.0) Impairments, Kwik-Fit, Restructuring and Other Non-Cash 0.3 1.6 Capital Spending (2.1) (6.8) Depreciation & Amortization 1.2 4.9 Changes in Receivables, Inventory and Trade Payables (1.4) (1.8) Capital Transactions with Financial Services Sector 0.7 0.4 Other -- Primarily Expense & Payment Timing Differences 1.2 3.9 Total Operating Related Before Tax Refunds $ (0.5) $ 0.2 Tax Refunds 0.0 2.6 Total Operating Related $ (0.5) $ 2.8 Divestitures and Acquisitions Divestitures and Asset Sales 0.5 0.9 Capital Calls and Acquisitions (0.2) (0.3) Financing Related Cash Flows Dividends to Shareholders (0.2) (0.7) Convertible Preferred 0 4.9 Change in Gross Cash $ (0.4) $ 7.6 Full Year (Bils.) Fourth Qtr. (Bils.)

LOSS FREQUENCY (REPOSSESSION RATIO) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Global 0.0217 0.0192 0.0227 0.0237 0.024 0.0213 0.0241 0.0283 0.028 0.0247 0.0281 0.0309 Ford Credit U.S. Retail and Lease Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2000 2001 2002

LOSS SEVERITY (AVG. LOSS PER CHARGE-OFF) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Global 5570 5620 5670 6230 6155 6315 6580 7210 6600 6745 6990 7515 Ford Credit U.S. Retail and Lease Q1 Q2 Q3 Q4 2000 Q1 Q2 Q3 Q4 2002 Q1 Q2 Q3 Q4 2001